                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 23, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 1-9924                   52-1568099
       ---------------           -----------            -------------------
       (State or other           (Commission               (IRS Employer
       jurisdiction of          File Number)            Identification No.)
       incorporation)
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                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

     On May 23, 2005, Citigroup Inc. issued a press release noting that, as announced by Citigroup in a news release issued on April 5, 2005, the 60-day exercise period for Citigroup's Litigation Tracking Warrants (the "LTWs") will end on June 3, 2005, after which the LTWs will expire and will no longer be exercisable.

     A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

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
     Exhibit Number
     --------------
          99.1       Press Release, dated May 23, 2005, issued by Citigroup Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005                         CITIGROUP INC.


                                            By:   /s/  John R. Dye
                                               --------------------------------
                                            Name: John R. Dye
                                            Title: Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit Number
--------------
     99.1            Press Release, dated May 23, 2005, issued by Citigroup Inc.
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